UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

312 East 22nd Street, #2B, New York, NY  10010

(Address of Principal Executive Offices)  (Zip Code)

Brian J. Frank, Frank Capital Partners LLC

312 East 22nd Street, #2B, New York, NY  10010

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

FRANK FUNDS

ANNUAL REPORT

FRANK VALUE FUND

LEIGH BALDWIN TOTAL RETURN FUND

June 30, 2012

Fiscal Year, 2012

To our fellow shareholders,

The Frank Funds’ fiscal year ending June 30, 2012 witnessed a continued sluggish US recovery with weak job creation and ballooning government deficits. Additionally, the European debt and banking crisis worsened with core countries such as Spain requesting bank bailouts. Outflows from the US stock market as well as government intervention in the bond markets are responsible for a large valuation gap between bonds and common stocks. Investors continue to prefer the safety of short-term government debt despite paying near-zero interest rates. However, improving corporate profits resulted in a rise in the stock market in the past twelve months.

The world economy is growing slowly, and US companies are taking advantage through their international subsidiaries. Real growth in the US is again slowing due to weak job growth, and the inability to make long-term plans due to uncertainty and gridlock in Washington. There continues to be a dual-aversion to equities: numerous investors are fleeing stocks for bonds, and the investors who remain must battle extreme business and economic uncertainty. However, profits are strong and companies are buying back their own stock at a material pace, as well as growing through acquisitions. This fundamental strength enables the Funds’ portfolio managers to look past short-term worries and take advantage of current depressed valuations.

Leigh Baldwin Total Return Fund Portfolio Performance

The Leigh Baldwin Total Return Fund (“Baldwin Fund”) lost 6.08% for the fiscal year ended June 30, 2012, compared to a gain of 5.45% for the S&P 500 Total Return Index and a loss of -10.18% for the HFRX Equity Market Neutral Index. Since inception (8-30-08) on an annualized basis, the Baldwin Fund has generated a loss of –1.98%, compared to 4.17% for the S&P 500 Total Return Index and -2.10% for the HFRX Equity Market Neutral Index.

For the second consecutive year the Baldwin Fund had a challenging fiscal year as their overweight positions in energy and commodity style equities weighed down gains in financial stocks and retail stocks like Walgreens and Wal-Mart.  International oil companies like Suncor and Petrobras were disappointing during the year, but as long-term investments they continue to be a part of the portfolio.  Also disappointing on the International commodity side was the fund's investment in Arcelor Mittal, the world's largest steel producer.

The Baldwin Fund's strategy continues to combine the use of blue chip, large cap equites that generally pay dividends with options for downside protection and additional income.  In jagged markets, like we saw during the first half of this past fiscal year, the strategy will generally underperform as the losses and gains are both muted.  We believe that eventually interest rates will rise, as either inflation reappears or the economy picks up.  In that scenario, we believe the fund will be well positioned to outperform its stated benchmarks and to provide long-term real return to our shareholders.

Frank Value Fund Portfolio Performance

The Frank Value Fund (“Value Fund”) Investor Class gained 2.10% for the fiscal year ended June 30, 2012, compared to a gain of 5.45% for its benchmark, the S&P 500 Total Return Index. Over the past three years on an annualized basis, the Value Fund returned 16.92%, compared to 16.38% for the benchmark. Since inception (7/21/04) on an annualized basis, the Value Fund has generated a return of 6.25%, compared to a gain of 4.81% for the S&P 500 Total Return Index.

Relative to the benchmark, the Value Fund experienced a challenging fiscal year in the Technology sector, driven by stock allocation decisions. In the Technology sector, Dell, an integrated technology solutions provider, suffered from multiple contraction and slowing demand for personal computers. Dell has been transitioning its business from PCs to higher margin, higher growth areas such as information technology services. Dell is more nimble than its competition and the valuation is among the most compelling in the Frank Value Fund portfolio.

The Value Fund experienced a strong year in the Financial sector, driven by stock allocation decisions. In the Financial sector, Visa and Mastercard, retail electronic payment companies, posted revenue, operating income, and net income growth. The Value Fund continues to hold its positions in Visa and Mastercard, which as of June 30, 2012 have returned 74% and 87% since being added to the portfolio.

Thank you for your investments.  We look forward to continue working with you.

Sincerely,

Brian Frank

President

Frank Funds Trust

Frank Value Fund

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2012

FUND/INDEX	1-YEAR	3-YEAR	SINCE INCEPTION	VALUE
Frank Value Fund - Investor Class	2.10%	16.92%	6.25%	$16,196
Frank Value Fund - Institutional Class	2.28%	N/A	10.33%	$11,770
Frank Value Fund - Class C	1.50%	N/A	13.70%	$12,551
S&P 500 Stock Index	5.45%	16.38%	4.81%	$14,530

This chart assumes an initial investment of $10,000 made on 7/21/2004 for the Investor Class (commencement of investment operations). The chart assumes an initial gross investment of $10,000 made on 9/23/2010 for Class C (Class C inception). The chart assumes an initial gross investment of $10,000 made on 11/3/2010 for the Institutional Class (Institutional Class inception).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

Leigh Baldwin Total Return Fund

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED JUNE 30, 2012

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE
Leigh Baldwin Fund	(6.08)%	(1.98)%	$9,247
S&P 500 Stock Index	5.45%	4.17%	$11,734
HFRX Equity Market Neutral Index	(10.18)%	(2.10)%	$9,201

    Cumulative Performance Comparison $10,000 Investment Since Inception*

20,000
15,000
10,000
5,000
- 0
Leigh Baldwin Total Return Fund
S&P 500 Index
HFRX Equity Market Neutral Index
Inception Date:8/1/2008
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12

*Past performance is not predictive of future performance.  The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

This chart assumes an initial investment of $10,000 made on 8/1/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Equity Market Neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Factor-based investment strategies include strategies in which the investment thesis is predicated on the systematic analysis of common relationships between securities. In many but not all cases, portfolios are constructed to be neutral to one or multiple variables, such as broader equity markets in dollar or beta terms, and leverage is frequently employed to enhance the return profile of the positions identified. Statistical Arbitrage/Trading strategies consist of strategies in which the investment thesis is predicated on exploiting pricing anomalies which may occur as a function of expected mean reversion inherent in security prices; high frequency techniques may be employed and trading strategies may also be employed on the basis on technical analysis or opportunistically to exploit new information the investment manager believes has not been fully, completely or accurately discounted into current security prices.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

FRANK VALUE FUND

PORTFOLIO ANALYSIS

JUNE 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Frank Value Fund (the “Value Fund”) by the industry sectors, while the underlying securities represent as a percentage of the portfolio of investments.

LEIGH BALDWIN TOTAL RETURN FUND

PORTFOLIO ANALYSIS

JUNE 30, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) by the industry sectors, while the underlying securities represent as a percentage of the portfolio of investments.

	Value Fund
	Schedule of Investments
	June 30, 2012

Shares		Value

COMMON STOCKS - 84.86%

Apparel Stores - 2.92%
12,200	Cato Corp. Class A	$ 371,612

Communications Services, NEC - 4.01%
9,858	Neustar Inc. Class A *	329,257
90,465	Vonage Holdings Corp. *	181,835
		511,092
Computer Communications Equipment - 2.56%
19,010	Cisco Systems, Inc.	326,402

Electronic Computers - 3.56%
36,210	Dell, Inc. *	452,987

Finance Services - 3.97%
8,693	American Express Co.	506,020

Fire, Marine & Casualty Insurance - 5.17%
7,908	Berkshire Hathaway, Inc. Class B *	658,974

Hospital & Medical Service Plans - 2.17%
3,578	Humana, Inc.	277,080

Pharmaceutical Preparations - 5.48%
30,367	Pfizer, Inc.	698,441

Retail-Apparel & Accessory Stores - 2.41%
5,652	DSW, Inc. Class A	307,469

Retail-Radio, TV & Consumer Electronics Stores - 1.30%
7,896	Best Buy Co., Inc.	165,500

Semiconductors & Related Devices - 2.63%
12,560	Intel Corp.	334,724

Services-Advertising Agencies - 2.61%
20,294	Valueclick, Inc. *	332,619

Services-Business Services, NEC - 16.04%
8,207	eBay, Inc. *	344,776
7,144	Global Payments, Inc.	308,835
1,155	Mastercard Inc. Class A	496,777
3,940	Visa, Inc. Class A	487,102
24,167	Western Union Co.	406,972
		2,044,462
Services-Computer Programming, Date Processing, ETC - 7.72%
1,298	Google Inc. Class A *	752,931
9,848	Mantech International Corp.	230,837
		983,768
Services-Consumer Credit Reporting, Collection Agencies - 3.19%
5,703	Dun & Bradstreet Corp.	405,883

Services-Engineering, Accounting, Research, Management - 2.27%
23,819	SAIC, Inc.	288,686

Services-Personal Services - 2.70%
21,527	H.R. Block, Inc.	344,001

Services-Prepackaged Software - 10.43%
9,668	BMC Software, Inc. *	412,630
10,889	CA Technologies, Inc.	294,983
20,304	Microsoft Corp.	621,099
		1,328,712
Telegraph & Other Message Communications - 3.72%
17,961	J2 Global Communications, Inc.	474,530

TOTAL FOR COMMON STOCKS (Cost $9,289,300) - 84.86%		10,812,962

Underlying Security
Expiration Date/Exercise Price

PUT OPTIONS - 0.01% *
Shares Subject
to Put

	Euro Bond Future (GBL)
24,000	August 2012 Put @ $131.50	303

	Japan 10 Year Bond Future (JGB)
3,000,000	September 2012 Put @ $135.50	376

	Total (Premiums Paid $3,118) - 0.02%	679

FOREIGN CURRENCY - 0.07% *
3,192	Euro	4,035
412,603	Japanese Yen	5,166
TOTAL FOR FOREIGN CURRENCY (Cost $9,304) - 0.07%		9,201

SHORT TERM INVESTMENTS - 14.71%
1,875,005	Fidelity Institutional Money Market Portfolio 0.00% **	1,875,005
TOTAL FOR SHORT TERM INVESTMENTS (Cost $1,875,005) - 14.71%		1,875,005

TOTAL INVESTMENTS (Cost $11,176,727) - 99.65%		12,697,847

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.35%		44,132

NET ASSETS - 100.00%		$ 12,741,979

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 10,812,962	-	-	$ 10,812,962
Put Options	679			679
Foreign Currency	9,201			9,201
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	1,875,005	-	-	1,875,005
	$ 12,697,847	-	-	$ 12,697,847

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Baldwin Fund
	Schedule of Investments
	June 30, 2012

Shares		Value

COMMON STOCKS - 79.25%

Accident & Health Insurance - 4.47%
4,000	AFLAC, Inc.	$ 170,360

Banks - 4.69%
5,000	JP Morgan Chase & Co.	178,650

Computer Storage Devices - 4.71%
7,000	EMC Corp. *	179,410

Crude Petroleum & Natural Gas - 2.96%
6,000	Petroleo Brasileiro S.A. (Brazil)	112,620

Electronic Computers - 1.31%
4,000	Dell, Inc. *	50,040

Finance Services - 3.82%
2,000	Financial Engines, Inc. *	42,900
10,000	Oneida Financial Corp.	102,500
		145,400
Metal Mining - 7.73%
2,000	BHP Billiton Ltd.	130,600
4,800	Freeport McMoran Copper & Gold, Inc.	163,536
		294,136
Petroleum Refining - 5.25%
1,000	Hess Corp.	43,450
5,400	Suncor Energy, Inc.	156,330
		199,780
Public Building and Related Furniture - 4.37%
6,000	Johnson Controls, Inc.	166,260

Refuse Systems - 4.91%
5,600	Waste Management, Inc.	187,040

Retail-Drug Stores and Proprietary Stores - 6.22%
8,000	Walgreen Co.	236,640

Security Brokers, Dealers & Flotation Companies - 3.40%
10,000	Charles Schwab Corp.	129,300

Semiconductors & Related Devices - 7.57%
5,000	Cree, Inc. *	128,350
6,000	Intel Corp.	159,900
		288,250
Services-Computer Programming, Data Processing - 2.45%
3,000	Facebook, Inc. *	93,285

Services-Engineering, Accounting, Research, Management - 4.95%
6,000	Paychex, Inc.	188,460

Services-Motion Picture & Video Tape Production - 2.00%
4,000	Dreamworks Animation SKG, Inc. *	76,240

Soap, Detergents, Cleaning Prepartation - 4.83%
3,000	Procter & Gamble Co.	183,750

Steel Works, Blast Furnaces Rolling Mills - 3.61%
9,000	Arcelor Mittal (Luxembourg)	137,430

TOTAL FOR COMMON STOCKS (Cost $3,381,270) - 79.25%		3,017,051

EXCHANGE TRADED FUNDS - 7.30%
10,000	Aberdeen Asia Pacific Fund	76,400
7,000	The Gabelli Global Gold, Natural Resources & Income Trust	93,870
3,000	Proshares Short Dow30 *	107,700
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $280,224) - 7.30%		277,970

Underlying Security
Expiration Date/Exercise Price

CALL OPTIONS - 0.29% *
Shares Subject
to Call
	Proshares Short Dow30
15,000	August 2012 Call @ $36.00	11,250

	Total (Premiums Paid $26,569) - 0.29%	11,250

Underlying Security
Expiration Date/Exercise Price

PUT OPTIONS - 5.06% *
Shares Subject
to Put
	AFLAC, Inc.
4,000	January 2013 Put @ $35.00	7,200

	Arcelor Mittal (luxembourg)
8,000	January 2014 Put @ $10.00	12,080

	Cree, Inc.
5,000	January 2013 Put @ $25.00	18,500

	EMC Corp.
5,000	January 2014 Put @ $20.00	9,200

	Facebook, Inc.
3,000	January 2014 Put @ $25.00	13,500

	Freeport McMoran Copper & Gold, Inc.
3,000	January 2014 Put @ $30.00	16,800

	Intel Corp.
5,000	January 2014 Put @ $20.00	8,000

	Johnson Controls, Inc.
5,000	January 2014 Put @ $25.00	19,500

	JP Morgan Chase & Co.
5,000	January 2014 Put @ $30.00	21,500

	Paychex, Inc.
3,000	January 2014 Put @ $25.00	4,950

	Petroleo Brasileiro S.A. (Brazil)
6,000	January 2014 Put @ $15.00	14,580

	Charles Schwab Corp.
10,000	January 2013 Put @ $12.50	10,500

	Suncor Energy, Inc.
4,800	January 2014 Put @ $25.00	18,720

	Walgreen Co.
4,000	January 2014 Put @ $25.00	10,160

	Waste Management, Inc.
5,000	January 2014 Put @ $25.00	7,500

	Total (Premiums Paid $214,514) - 5.06%	192,690

SHORT TERM INVESTMENTS - 11.81%
449,554	Fidelity Government Fund Class-I 0.01% **	449,554

TOTAL FOR SHORT TERM INVESTMENTS - (Cost $449,554) 11.81%		449,554

TOTAL INVESTMENTS (Cost $4,352,131) - 103.71%		3,948,515

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.71)%		(141,536)

NET ASSETS - 100.00%		$ 3,806,979

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2012.
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Schedule of Call Options Written
June 30, 2012

CALL OPTIONS WRITTEN *

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

AFLAC, Inc.
July 2012 Call@ $44.00	4,000	$ 1,120

Arcelor Mittal
July 2012 Call @ $16.00	9,000	2,880

BHP Billiton Ltd.
July 2012 Call @ $67.50	2,000	1,600

Charles Schwab Corp.
July 2012 Call @ $14.00	10,000	500

Cree, Inc.
July 2012 Call @ $26.00	5,000	3,850

Dell, Inc.
August 2012 Call @ $13.00	4,000	1,320

Dreamworks Animation SKG, Inc.
August 2012 Call @ $20.00	4,000	2,200

EMC Corp.
July 2012 Call @ $26.00	7,000	3,150

Facebook, Inc.
August 2012 Call @ $30.00	3,000	9,000

Financial Engines, Inc.
July 2012 Call @ $22.50	2,000	500

Freeport McMoran Copper & Gold, Inc.
July 2012 Call @ $36.00	4,800	1,440

Hess Corp.
July 2012 Call @ $45.00	1,000	670

Intel Corp.
July 2012 Call @ $28.00	6,000	960

Johnson Controls, Inc.
August 2012 Call @ $30.00	6,000	1,800

JP Morgan Chase & Co.
July 2012 Call @ $37.00	5,000	2,900

Paychex, Inc.
July 2012 Call @ $32.00	6,000	900

Petroleo Brasileiro S.A. (Brazil)
July 2012 Call @ $20.00	6,000	1,440

Procter & Gamble Co.
July 2012 Call @ $62.50	3,000	750

Proshares Short Dow30
July 2012 Call @ $38.00	3,000	300

Suncor Energy, Inc.
July 2012 Call @ $30.00	5,400	2,160

Walgreen Co.
July 2012 Call @ $34.00	8,000	320

Waste Management, Inc.
July 2012 Call @ $34.00	5,600	840

Total (Premiums Paid $52,744)		$ 40,600

* Non-income producing securities during the period.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 3,017,051	-	-	$ 3,017,051
Exchange Traded Funds	$ 277,970	-	-	$ 277,970
Call Options	$ 11,250			$ 11,250
Put Options	$ 192,690	-	-	$ 192,690
Short-Term Investments:
Fidelity Government Fund Class-I	$ 449,554	-	-	$ 449,554

Total	$ 3,948,515	-	-	$ 3,948,515

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Call Options	$ 40,600	-	-	$ 40,600

Total	$ 40,600	-	-	$ 40,600

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Assets and Liabilities
June 30, 2012

	Value Fund	Baldwin Fund
Assets:
Investments in Securities, at Value (Cost $11,167,423 and $4,352,131, respectively)	$ 12,688,646	$ 3,948,515
Cash Denominated in Foreign Currencies (Cost $9,304 and $0, respectively)	9,201	-
Cash	16,147	-
Receivables:
Dividends and Interest	6,842	1,431
Due from Adviser	-	17,253
Securities Sold	-	495
Shareholder Purchases	45,000	-
Prepaid Expenses	-	1,634
Total Assets	12,765,836	3,969,328
Liabilities:
Covered Call Options Written at Fair Market Value
(premiums received $0 and $52,744)	-	40,600
Payables:
Advisory Fees (Note 3)	9,723	-
Administrative Fees (Note 3)	2,458	8,114
Securities Purchased	-	95,940
Distribution Fees (Note 10)	11,676	412
Dividends Payable	-	2,345
Accrued Expenses	-	14,938
Total Liabilities	23,857	162,349

Net Assets	$ 12,741,979	$ 3,806,979

Net Assets Consist of:
Paid In Capital	$ 10,942,327	$ 4,378,553
Undistributed Net Investment Loss	(798)	(4,754)
Accumulated Undistributed Realized Gain (Loss) on Investments	279,330	(175,348)
Unrealized Appreciation (Depreciation) in Value of Investments	1,521,120	(391,472)
Net Assets, for 1,090,560 and 489,629 Shares Outstanding, respectively	$ 12,741,979	$ 3,806,979

Net Asset Value Per Share		$ 7.78

Short-term Redemption Price Per Share ($7.78 x 0.98) *		$ 7.62

Investor Class:

Net Assets	$ 8,702,529

Shares outstanding (unlimited number of shares authorized with no par value)	743,398

Net Asset Value	$ 11.71

Short-term Redemption Price Per Share ($11.71 x 0.98) *	$ 11.48

Class C:

Net Assets	$ 1,907,588

Shares outstanding (unlimited number of shares authorized with no par value)	164,916

Net Asset Value	$ 11.57

Short-term Redemption Price Per Share ($11.57 x 0.98) *	$ 11.34

Institutional Class:

Net Assets	$ 2,131,862

Shares outstanding (unlimited number of shares authorized with no par value)	182,246

Net Asset Value, Redemption Price and Offering Price Per Share	$ 11.70

Short-term Redemption Price Per Share ($11.70 x 0.98) *	$ 11.47

* The Funds will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

The accompanying notes are an integral part of these financial statements.

Frank Funds
Statements of Operations
For the year ended June 30, 2012

	Value Fund	Baldwin Fund
Investment Income:
Dividends (a)	$ 175,676	$ 96,620
Interest	2,384	72
Total Investment Income	178,060	96,692

Expenses:
Advisory Fees (Note 3)	119,925	17,642
Administration Fees (Note 3 and 4, respectively)	30,284	60,163
Transfer Agent Fees	-	12,001
Miscellaneous Expenses	-	2,780
Audit Fees	-	13,265
Distribution Fees (Class C - $24,671 and Investor Class - $21,997)	46,668	39,204
Legal Fees	-	165
Custody Fees	-	16,626
Printing and Mailing Expense	-	409
Registration Fees	-	3,357
Total Expenses	196,877	165,612
Fees Waived and Reimbursed by the Advisor	-	(97,004)
Net Expenses	196,877	68,608

Net Investment Income (Loss)	(18,817)	28,084

Realized and Unrealized Gain (Loss) on:
Realized Gain (Loss) on Investments	424,898	(436,018)
Realized Gain (Loss) on Options	(21,208)	379,228
Capital Gain Distribution from Investment Company	-	8,813
Realized Loss on Foreign Currency Transactions	(149)	-
Realized Gain (Loss) on Investments, Options and Foreign Currency Transactions	403,541	(47,977)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,796)	(303,183)
Options	(2,439)	71,434
Foreign Currency Transactions	(103)	-
Change in Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions	(26,338)	(231,749)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions	377,203	(279,726)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 358,386	$ (251,642)

(a) net of foreign withholding taxes of $2,764 - Baldwin Fund

The accompanying notes are an integral part of these financial statements.

Value Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2012	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (18,817)	$ (12,027)
Net Realized Gain on Investments	403,541	181,224
Unrealized Appreciation (Depreciation) on Investments	(26,338)	1,958,460
Net Increase (Decrease) in Net Assets Resulting from Operations	358,386	2,127,657

Distributions to Shareholders:
Net Investment Income - Class C	-	(95)
Net Investment Income - Institutional Class	(799)	(27)
Realized Gains - Short Term	(46,998)
Realized Gains - Long Term	(76,589)	-
Total Distributions Paid to Shareholders	(124,386)	(122)

Capital Share Transactions (Note 5)	69,728	6,003,578

Total Increase in Net Assets	303,728	8,131,113

Net Assets:
Beginning of Period	12,438,251	4,307,138

End of Period (Including Undistributed Net Investment Loss
of $(798) and $0, respectively)	$ 12,741,979	$ 12,438,251

The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2012	6/30/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 28,084	$ 65,370
Net Realized Gain (Loss) on Investments and Options	(47,977)	34,675
Unrealized Appreciation (Depreciation) on Investments and Options	(231,749)	149,056
Net Increase (Decrease) in Net Assets Resulting from Operations	(251,642)	249,101

Distributions to Shareholders:
Net Investment Income	(42,959)	(55,249)
Realized Gains - Short Term	(48,339)	(190,273)
Realized Gains - Long Term	-	(27,392)
Total Distributions Paid to Shareholders	(91,298)	(272,914)

Capital Share Transactions (Note 5)	112,040	738,114

Total Increase (Decrease) in Net Assets	(230,900)	714,301

Net Assets:
Beginning of Period	4,037,879	3,323,578

End of Period (Including Undistributed Net Investment Loss of $(4,754) and $0, respectively)	$ 3,806,979	$ 4,037,879

The accompanying notes are an integral part of these financial statements.

Value Fund - Institutional Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended
	6/30/2012	6/30/2011	***

Net Asset Value, at Beginning of Period	$ 11.58	$ 10.09

Income From Investment Operations:
Net Investment Income *	0.03	0.02
Net Gain on Securities (Realized and Unrealized)	0.22	1.50
Total from Investment Operations	0.25	1.52

Distributions:
Net Investment Income	(0.02)	(0.03)
Realized Gains	(0.11)	-
Total from Distributions	(0.13)	(0.03)

Redemption Fees ****	-	-

Net Asset Value, at End of Period	$ 11.70	$ 11.58

Total Return **	2.28%	15.07%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,132	$ 329
Ratio of Expenses to Average Net Assets	1.23%	1.22%	†
Ratio of Net Investment Loss to Average Net Assets	0.22%	0.26%	†
Portfolio Turnover	43.48%	52.38%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Period began on November 3, 2010.
**** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
† Annualized
The accompanying notes are an integral part of these financial statements.

Value Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended
	6/30/2012	6/30/2011	***

Net Asset Value, at Beginning of Period	$ 11.52	$ 9.32

Income From Investment Operations:
Net Investment Income *	(0.09)	(0.07)
Net Gain on Securities (Realized and Unrealized)	0.24	2.27
Total from Investment Operations	0.15	2.20

Distributions:
Net Investment Income	-	-	∞
Realized Gains	(0.11)	-
Total from Distributions	(0.11)	-

Redemption Fees ****	-	-

Net Asset Value, at End of Period	$ 11.57	$ 11.52

Total Return **	1.50%	23.66%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,908	$ 3,102
Ratio of Expenses to Average Net Assets	2.24%	2.22%	†
Ratio of Net Investment Loss to Average Net Assets	(0.77)%	(0.80)%	†
Portfolio Turnover	43.48%	52.38%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Period began on September 23, 2010.
**** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
† Annualized
∞ Amount calculated is less than $0.005
The accompanying notes are an integral part of these financial statements.

Value Fund - Investor Class
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	6/30/2012		6/30/2011	6/30/2010	6/30/2009	6/30/2008

Net Asset Value, at Beginning of Period	$ 11.59		$ 8.40	$ 7.40	$ 10.42	$ 13.61

Income From Investment Operations:
Net Investment Income (Loss) *	0.00	(a)	(0.01)	(0.06)	(0.03)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.23		3.20	1.06	(2.16)	(1.74)
Total from Investment Operations	0.23		3.19	1.00	(2.19)	(1.78)

Distributions:
Net Investment Income	-		-	-	-	-
Realized Gains	(0.11)		-	-	(0.83)	(1.41)
Total from Distributions	(0.11)		-	-	(0.83)	(1.41)

Redemption Fees ***	-		-	-	-	-

Net Asset Value, at End of Period	$ 11.71		$ 11.59	$ 8.40	$ 7.40	$ 10.42

Total Return **	2.10%		37.98%	13.51%	(19.12)%	(14.31)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 8,703		$ 9,008	$ 4,307	$ 883	$ 968
Ratio of Expenses to Average Net Assets	1.49%		1.49%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.02)%		(0.07)%	(0.68)%	(0.43)%	(0.35)%
Portfolio Turnover	43.48%		52.38%	58.68%	47.11%	63.03%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less that $0.005
The accompanying notes are an integral part of these financial statements.

Baldwin Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended			Period Ended *
	6/30/2012	6/30/2011	6/30/2010	6/30/2009

Net Asset Value, at Beginning of Period	$ 8.48	$ 8.53	$ 8.94	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.06	0.15	0.20	0.26
Net Loss on Securities (Realized and Unrealized)	(0.57)	0.44	(0.11)	(1.15)
Total from Investment Operations	(0.51)	0.59	0.09	(0.89)

Distributions:
Net Investment Income	(0.09)	(0.12)	(0.20)	(0.17)
Realized Gains	(0.10)	(0.52)	(0.30)	-
Total from Distributions	(0.19)	(0.64)	(0.50)	(0.17)

Redemption Fees †	-	-	-	-

Net Asset Value, at End of Period	$ 7.78	$ 8.48	$ 8.53	$ 8.94

Total Return ***	(6.08)%	7.10%	0.82%	(8.80)%	(a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,807	$ 4,038	$ 3,324	$ 1,631
Before Reimbursement:
Ratio of Expenses to Average Net Assets	4.23%	4.47%	5.94%	16.14%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.76)%	(0.99)%	(1.94)%	(11.24)%	(b)
After Reimbursement:
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	(b)
Ratio of Net Investment Income to Average Net Assets	0.72%	1.73%	2.25%	3.15%	(b)
Portfolio Turnover	684.25%	759.21%	417.96%	195.12%

* For the Period August 1, 2008 (commencement of investment operations) through June 30, 2009.
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
† The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Not Annualized
(b) Annualized
The accompanying notes are an integral part of these financial statements.

FRANK FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012

Note 1. Organization

Frank Funds (the “Trust”), is an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there are two series authorized by the Trust, the Frank Value Fund (the “Value Fund”) and the Leigh Baldwin Total Return Fund (the “Baldwin Fund”) (each a “Fund” and collectively the “Funds”).  Frank Capital Partners LLC (“FCP” or “Frank Capital”) is the adviser to the Value Fund and Leigh Baldwin & Co., LLC (“LBC”) is the adviser to the Baldwin Fund.  The Value Fund’s investment objective is to provide long-term capital appreciation. The Value Fund’s principal investment strategy is value investing.  The Value Fund commenced operations on July 21, 2004.  The Baldwin Fund’s investment objective is to provide total return.  The Baldwin Fund seeks to achieve its investment objective by purchasing equity securities (including common stock, shares of other investment companies and exchange traded funds) and selling covered calls to generate income to the Baldwin Fund.  The Baldwin Fund also utilizes put options in conjunction with the covered calls to limit the risk of ownership of the underlying equity securities.  The Baldwin Fund commenced operations on August 1, 2008.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts   The Funds may invest in financial futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin” are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the security.  The Funds recognize a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Option Writing - The Baldwin Fund may invest in put and call options.  When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Baldwin Fund on the expiration date as realized gains.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The Baldwin Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. The Funds are normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Reclassification of Capital Account- GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of June 30, 2012, the Value Fund reclassified permanent book/tax differences of $18,817 from net investment loss to paid in capital.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if shares are redeemed within five business days of purchase. There were no redemption fees collected for the Funds for the year ended June 30, 2012.

Security Transaction Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Funds use the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes - The Funds intend to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2009-2011, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain tax authorities.  As of and during the year ended June 30, 2012, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders - The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate in effect on the respective dates of such transactions.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 3. Investment Management and Administrative Agreements

Value Fund

The Trust has a Management Agreement with Frank Capital, with respect to the Value Fund. Under the terms of the Management Agreement, Frank Capital manages the investment portfolio of the Value Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, Frank Capital, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, and pays fees and expenses incurred by the Value Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Value Fund. Frank Capital also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  Frank Capital pays all ordinary operating expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Value Fund ordinary operating expenses, Frank Capital receives an annual investment management fee of 0.99% of the average daily net assets of the Value Fund.  Prior to September 15, 2010, the management fee was 1.49%.  For the year ended June 30, 2012, Frank Capital earned fees of $119,925 from the Value Fund.  As of June 30, 2012, the Value Fund owed Frank Capital $9,723.

FCP also provides administrative services to the Value Fund under an Administration Agreement and receives a fee equal to 0.25% of the Value Fund’s average daily net assets for those services.  Under the Administration Agreement, FCP pays all of the operating expenses of the Value Fund except management fees, Rule 12b-1 fees, brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses.  For the year ended June 30, 2012 the Value Fund accrued $30,284 in administrative fees.  At June 30, 2012, the Value Fund owed $2,458 in administrative fees.

Baldwin Fund

The Trust has a Management Agreement with LBC with respect to the Baldwin Fund.  Under the terms of the Management Agreement, LBC manages the investment portfolio of the Baldwin Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the terms of the Management Agreement LBC pays all of the expenses of the Baldwin Fund except administrative fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short) acquired fund fees and expenses and extraordinary expenses. As compensation for its management services, the Baldwin Fund is obligated to pay LBC a fee computed and accrued daily and paid monthly at an annual rate of 0.45% of the average daily net assets of the Baldwin Fund. For the year ended June 30, 2012, LBC earned a fee of $17,642 from the Baldwin Fund.

LBC has contractually agreed to defer its fees and to reimburse expenses, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses or extraordinary expenses such as litigation, at least until October 31, 2019,  so that the total annual operating expenses will not exceed 1.75%, subject to possible recoupment from the Baldwin Fund in future years on a rolling three year basis (within the three years after the fees have been deferred  or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  LBC reimbursed the Baldwin Fund $97,004 of expenses for the year ended June 30, 2012.  LBC owed the Fund $17,253 for reimbursement of expenses at June 30, 2012.  At June 30, 2012, the amount subject to future recoupment is as follows:

Fiscal Year Ended

       Recoverable Through

           Amount

June 30, 2010

June 30, 2013

$107,270

June 30, 2011

June 30, 2014

$102,679

June 30, 2012

June 30, 2015

$  97,004

Note 4. Related Party Transactions

Brian J. Frank and Monique Weiss are the control persons of Frank Capital.  Brian Frank also serves as a trustee of the Trust, and both Mr. Frank and Ms. Weiss serve as officers of the Trust. Mr. Frank and Ms. Weiss receive benefits from Frank Capital resulting from management fees paid to Frank Capital by the Value Fund.

The Baldwin Fund pays LBC brokerage commissions for executing securities transactions, which are separate from, and in addition to, the fees paid by the Baldwin Fund to LBC for advisory services.  For the year June 30, 2012, LBC was paid $67,805 in brokerage commissions.  Frank Capital receives administration fees from the Baldwin Fund of $5,000 per month.  Administrative fees paid to Frank Capital for the year ended June 30, 2012, were $60,163.  At June 30, 2012 the Baldwin Fund owed $8,114 in administrative fees.  LBC acts as the distributor of the Baldwin Fund.

Note 5. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2012, was $10,942,327 and $4,378,553 for the Value Fund and the Baldwin Fund, respectively.  Transactions in capital were as follows:

Value Fund – Investor Class	July 1, 2011 through June 30, 2012		July 1, 2010 through June 30, 2011

	Shares	Amount	Shares	Amount
Shares sold	375,771	$ 4,321,425	590,923	$ 6,090,701
Shares reinvested	7,415	81,640	-	-
Shares redeemed	(416,802)	(4,864,284)	(326,511)	(3,329,638)
Net Increase	(33,616)	$ (461,219)	264,412	$ 2,761,063

Value Fund – Class C	July 1, 2011 through June 30, 2012		September 23, 2010 (commencement of operations) through June 30, 2011

	Shares	Amount	Shares	Amount
Shares sold	116,744	$ 1,291,526	308,502	$ 3,365,798
Shares reinvested	2,198	24,006	7	69
Shares redeemed	(223,260)	(2,601,151)	(39,275)	(452,994)
Net Increase	(104,318)	$ (1,285,619)	269,234	$ 2,912,873

Value Fund – Institutional Class	July 1, 2011 through June 30, 2012		November 3, 2010 (commencement of operations) through June 30, 2011

	Shares	Amount	Shares	Amount
Shares sold	167,493	$ 1,971,778	28,375	$ 329,615
Shares reinvested	370	4,066	3	27
Shares redeemed	(13,994)	(159,278)	-	-
Net Increase	153,869	$ 1,816,566	28,378	$ 329,642

Baldwin Fund	July 1, 2011 through June 30, 2012		July 1, 2010 through June 30, 2011

	Shares	Amount	Shares	Amount
Shares sold	37,495	$ 307,292	86,258	$ 741,548
Shares reinvested	9,697	78,286	27,613	233,193
Shares redeemed	(33,619)	(273,538)	(27,631)	(236,627)
Net Increase	13,573	$ 112,040	86,240	$ 738,114

Note 6. Options

As of June 30, 2012, the Baldwin Fund had outstanding written call options valued at $40,600.

Transactions in written call options during the year ended June 30, 2012, were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at June 30, 2011	842	$ 35,549
Options written	15,905	813,578
Options exercised	(4,683)	(262,034)
Options expired	(10,021)	(452,755)
Options terminated in closing purchase transaction	(945)	(81,594)
Options outstanding at June 30, 2012	1,098	$ 52,744

As of June 30, 2012, the Baldwin Fund held call and put options valued at $203,940.

Transactions in call and put options purchased during the year ended June 30, 2012, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at June 30, 2011	630	$ 160,918
Options purchased	1,420	359,084
Options expired	-	-
Options terminated	(1,142)	(278,919)
Options outstanding at June 30, 2012	908	$ 241,083

As of June 30, 2012, the Value Fund held put options valued at $679.

Transactions in put options purchased during the year ended June 30, 2012, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at June 30, 2011	-	$ -
Options purchased	182,700	23,008
Options expired	(150,360)	(11,530)
Options terminated	(2,100)	(8,360)
Options outstanding at June 30, 2012	30,240	$ 3,118

The location on the statement of assets and liabilities of the Baldwin Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

  Liability

  Asset

Derivatives

             Derivatives

Call options written                                  $ 40,600

Investments in Securities

               $ 203,940

The location on the statement of assets and liabilities of the Value Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

  Liability

  Asset

Derivatives

             Derivatives

Call options written                                  $        -

Investments in Securities

                $      679

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended June 30, 2012, by the Baldwin Fund are recorded in the following locations in the Statement of Operations:

	Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call options	Realized Gain		Change in Unrealized
Written and	(Loss) on Options	$ 379,228	Appreciation/(Depreciation)	$ 71,434
Purchased	Written		on Options

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended June 30, 2012, by the Value Fund are recorded in the following locations in the Statement of Operations:

	Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call options	Realized Gain		Change in Unrealized
Written and	(Loss) on Options	$ (21,208)	Appreciation/(Depreciation)	$ (2,439)
Purchased	Written		on Options

The selling of written call options may tend to reduce the volatility of the Funds because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Funds’ gain on the underlying securities.  Written call options expose the Funds to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Funds engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Funds may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Funds engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Funds, and may also subject the Funds to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Note 7. Investment Transactions

For the year ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments for the Value Fund aggregated $4,660,098 and $6,509,414, respectively.  Purchases and sales of options for the Value Fund aggregated $13,058 and $0, respectively.

For the year ended June 30, 2012, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and for the Baldwin Fund aggregated $23,297,962 and $22,454,187, respectively.  Purchases and sales of options for the Baldwin Fund aggregated $665,874 and $1,036,913, respectively.

Note 8. Tax Matters

As of June 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	Value Fund	Baldwin Fund

Undistributed ordinary income	$ -	$ 28,084

Undistributed realized capital gain (loss)	$ 442,615	$ -

Short-term capital loss carryforward no expiration	$ -	$ (69,415)
Long-term capital loss carryforward no expiration	-	(17,125)
Total	$ -	$ (86,540)

Post-October capital loss deferrals realized between 11/1/2011 and 6/30/2012 *	$ -	$ 60,885

Gross unrealized appreciation on investment securities	$ 1,960,561	$ 79,961
Gross unrealized depreciation on investment securities	(601,377)	(464,103)
Net unrealized depreciation on investment securities	$ 1,359,184	$ (384,142)

Cost of investment securities, including Short Term investments **	$ 11,338,663	$ 4,344,801

*These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

+ The capital loss carryforward will be used to offset any capital gains realized by the Value Fund in future years through the expiration date.  The

    Value Fund will not make distributions from capital gains while a capital loss carry forward remains.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Fund’s fiscal year ending June 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

The Funds paid the following distributions for the years ended June 30, 2012 and 2011:

Value Fund	Institutional Class
Year Ended	$ Amount	Tax Character
6/30/2011	$ 27	Ordinary income
6/30/2012	$ 799	Ordinary income
6/30/2012	$ 1,765	Short-term capital gain
6/30/2012	$ 2,877	Long-term capital gain

Class C
6/30/2011	$ 95	Ordinary income
6/30/2012	$ 10,640	Short-term capital gain
6/30/2012	$ 17,338	Long-term capital gain

Investor Class
6/30/2011	$ -
6/30/2012	$ 34,593	Short-term capital gain
6/30/2012	$ 56,374	Long-term capital gain

Baldwin Fund
Year Ended	$ Amount	Tax Character
6/30/2011	$ 55,249	Ordinary income
6/30/2011	$ 190,273	Short-term capital gain
6/30/2011	$ 27,392	Long-term capital gain
6/30/2012	$ 42,959	Ordinary income
6/30/2012	$ 48,339	Short-term capital gain

At June 30, 2012, the tax character of the distributions paid were as follows:

	Value Fund	Baldwin Fund
Distributions paid from:
Ordinary Income	$47,797	$91,298
Realized Gains	$76,589	$ 0
Total Distributions Paid	$124,386	$91,298

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of June 30, 2012, NFS, LLC owned approximately 87.41% of the Baldwin Fund, for the benefit of others, and may be deemed to control the Baldwin Fund.  As of June 30, 2012, NFS, LLC owned approximately 55.20% of the Value Fund Investor Class, for the benefit of others, and may be deemed to control the Value Fund Investor Class.  As of June 30, 2012, NFS, LLC owned approximately 83.06% of the Value Fund Institutional Class, for the benefit of others, and may be deemed to control the Value Fund Institutional Class. As of June 30, 2012, Pershing, LLC owned approximately 76.12% of the Value Fund Class C, for the benefit of others, and may be deemed to control the Value Fund Class C.

Note 10. Distribution and Service Fees

The Baldwin Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Baldwin Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”). The Fund pays distribution fees of 0.75% of the Fund’s average daily net assets to Leigh Baldwin, as the Fund’s distributor.  For the year ended June 30, 2012, the Baldwin Fund accrued $39,204 in 12b-1 fees.

The Value Fund has adopted plans under Rule 12b-1 that allow the Value Fund to pay distribution fees for the sale and distribution of its Investor Class and Class C shares as well as shareholder services. Investor Class and Class C shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% and 1.00%, respectively. Because these fees are paid out of the Value Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  For the year ended June 30, 2012, the Investor Class accrued $21,997 in distribution fees and Class C accrued $24,671 in distribution fees.

Note 11. New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Frank Value Fund and Leigh Baldwin Total Return Fund,

   both a Series of the Frank Funds

We have audited the accompanying statements of assets and liabilities of Frank Value Fund, ("Value Fund"), and Leigh Baldwin Total Return Fund (“Baldwin Fund”), both a series of the Frank Funds (the “Funds”), including the schedule of investments and schedule of call options written, as of June 30, 2012 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Value Fund, and for the three years in the period then ended and the period August 1, 2008 (commencement of operations) through June 30, 2009 for the Baldwin Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Frank Value Fund and Leigh Baldwin Total Return Fund, both a series of the Frank Funds, as of June 30, 2012, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
August 27, 2012

Frank Funds
Expense Illustration
June 30, 2012 (Unaudited)

Expense Example

As a shareholder of the Value Fund or Baldwin Fund, you typically incur two types of costs: (1) transactions costs, including, deferred sales, charges (loads) and redemption fees; and (2) ongoing costs,  including management fees and distribution and/or service (12b-1) fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

With respect to the Funds the Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2012 through June 30, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Value Fund - Investor Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,061.65	$7.64
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.45	$7.47

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Value Fund - Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,057.59	$11.46
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,013.72	$11.22

* Expenses are equal to the Fund's annualized expense ratio of 2.24%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Value Fund - Institutional Class
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$1,062.67	$6.31
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,018.75	$6.17

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Baldwin Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2012	June 30, 2012	January 1, 2012 to June 30, 2012

Actual	$1,000.00	$962.77	$8.54
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.16	$8.77

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FRANK FUNDS

BOARD OF TRUSTEES

JUNE 30, 2012 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Each Trustee has an indefinite term.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Jason W. Frey, 312 E. 22nd St. #2B. New York, NY 10010 Age: 33	Trustee since June 2004.

Software Developer, ManageIQ, Inc., a virtualization software company, October 2007 to present; Product Developer, Metavante Corporation (f.k.a. Prime Associates, Inc), a banking software development company, September 2002 to October 2007.

Hemanshu Patel 312 E. 22nd St. #2B. New York, NY 10010 Age: 28	Trustee since January 2010.	Associate , J. W. Childs Associates, private equity firm, November 2007 to present; Analyst, Citigroup Global Markets, July 2006 to November 2007; Student, Rutgers University, August 2002 to May 2006
Andrea Goncalves 312 E. 22nd St. #2B. New York, NY 10010 Age: 30	Trustee since January 2010.	Senior Accountant, Security Atlantic Mortgage / REMM, mortgage company, May 2006 to present; Financial Management Associate, Ernst & Young, May 2004 to May 2006

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. Each Trustee and Officer of the Trust has an indefinite term.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 30	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/ Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President, September 2009 – present	Chief Financial Officer of Frank Capital Partners LLC since June 2003	2	None
Monique M. Weiss[1] 312 E. 22nd St. #2B. New York, NY 10010 Age: 42	Secretary	Indefinite/ September 2009 – present	Self-employed, Consultant to mutual fund industry, 2006 – present; Executive Director, Morgan Stanley Investment Management, 1998 – 2006.	2	None

1 Brian J. Frank is considered an “Interested” Trustee, as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.  Brian Frank and Monique Weiss are married.

Additional information regarding the Trustees and Officers is available in the Funds’ Statement of Additional Information.

FRANK FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2012 (UNAUDITED)

Each Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling (888) 217-5426 and (2) from the documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling (888) 217-5426.

APPROVAL OF MANAGEMENT AGREEMENT – FRANK VALUE FUND

The Management Agreement between the Trust and Frank Capital Partners LLC (“Frank Capital”) as to the Frank Value Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 16, 2012.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by Frank Capital, the Board considered Frank Capital’s investment philosophy.  In addition, the Trustees reviewed Frank Capital’s Form ADV Parts 1 and 2, which described the operations and policies of Frank Capital.  The Trustees reviewed a report prepared by Frank Capital for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of Frank Capital and Frank Capital’s compliance activities.  Frank Capital certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with the President of Frank Funds, the Trustees concluded that Frank Capital has provided high quality advisory services to the Frank Value Fund, and that the nature and extent of services provided by Frank Capital were reasonable and consistent with the Board’s expectations.

As to the Frank Value Fund’s performance, the Trustees reviewed information in the Report regarding the Frank Value Fund’s returns since inception and for the year ended March 31, 2012.  The Frank Value Fund’s performance was compared to the S&P 500 Total Return Index as well as the Midcap Blend peer group. The Board noted that the Frank Value Fund’s performance exceeded  the performance of the S&P 500 Total Return Index since inception.  After discussion with the President of the Trust, the Board concluded that using the S&P 500 Total Return and Midcap Blend Category are appropriate benchmarks for comparison purposes.

The Trustees reviewed information in the Report comparing the expense ratio of the Frank Value Fund to those of the peer group.  The Board noted that the Frank Value Fund's Investor Class net expense ratio is 1.49%, which is more than the 1.29% Morningstar peer group average.  They further noted that the management fees for the Frank Value Fund are 0.99% while the peer group average is 1.02%.  The Board agreed that the total expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Frank Value Fund.

As to profits realized by Frank Capital, the Board reviewed information regarding Frank Capital’s income and expense statement for calendar 2011. The Board concluded that Frank Capital has adequate resources to fulfill its responsibilities under the Agreement.  The Board noted that it believes Frank Capital Partners LLC is doing a great job managing costs for the Frank Value Fund. They observed that Frank Capital Partners LLC is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of Board minutes and exhibits. The Board then discussed additional benefits received by Frank Capital from the Frank Value Fund, and agreed there were none. They concluded that Frank Capital was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Frank Value Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Frank Value Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

APPROVAL OF MANAGEMENT AGREEMENT – LEIGH BALDWIN TOTAL RETURN FUND

The Management Agreement between the Trust and Leigh Baldwin & Co LLC (“Leigh Baldwin & Co”) as to the Baldwin Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 16, 2012.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by Leigh Baldwin & Co, the Board considered Leigh Baldwin & Co’s investment philosophy.  In addition, the Trustees reviewed Leigh Baldwin & Co’s Form ADV Parts 1 and 2, which described the operations and policies of Leigh Baldwin & Co.  The Trustees reviewed a report prepared by Leigh Baldwin & Co for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of Leigh Baldwin & Co and Leigh Baldwin & Co’s compliance activities.  Leigh Baldwin & Co certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with the President of Frank Funds, the Trustees concluded that Leigh Baldwin & Co has provided high quality advisory services to the Baldwin Fund, and that the nature and extent of services provided by Leigh Baldwin & Co were reasonable and consistent with the Board’s expectations.

As to the Baldwin Fund’s performance, the Trustees reviewed information in the Report regarding the Baldwin Fund’s returns since inception and for the year ended March 31, 2012.  The Baldwin Fund’s performance was compared to the HFRX Equity Market Neutral Index as well as the Morningstar Long/Short peer group. The Board noted that the Baldwin Fund’s performance exceeded the performance of the HFRX Equity Market Neutral Index since inception.  After discussion with the President of the Trust, the Board concluded that using the Lipper Equity Market Neutral Peer Group would offer a more useful peer group for comparison purposes in the future.

The Trustees reviewed information in the Report comparing the expense ratio of the Baldwin Fund to those of the peer group.  The Board noted that the Baldwin Fund's net expense ratio is 1.75%, which is less than the 2.73% Morningstar peer group average.  They further noted that the management fees for the Baldwin Fund are 0.45% while the peer group average is 1.20%.  The Board agreed that the total expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Baldwin Fund.  The Board also noted that the Morningstar Long/Short peer group consists of funds attempting to profit from both long and short positions, whereas the Baldwin Fund attempts to hedge both the extreme upside and downside scenarios. The Board noted that, in the future, it would be helpful to consider the fees and expenses of the Fund as they relate to funds in the Lipper Equity Market Neutral Peer Group.

As to profits realized by Leigh Baldwin & Co, the Board reviewed information regarding Leigh Baldwin & Co’s income and expense statement for calendar 2011. The Board concluded that Leigh Baldwin & Co has adequate resources to fulfill its responsibilities under the Agreement.  The Board noted that it believes Frank Capital Partners LLC is doing a great job managing costs for the Baldwin Fund. They observed that Frank Capital Partners LLC is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of Board minutes and exhibits. The Board noted that Leigh Baldwin & Co has not been profitable with respect to the Baldwin Fund. The Board then discussed additional benefits received by Leigh Baldwin & Co from the Baldwin Fund, and agreed there were none. They concluded that Leigh Baldwin & Co was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Baldwin Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Baldwin Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Brian J. Frank

Jason W. Frey

Andrea Goncalves

Hemanshu Patel

Investment Advisers

Frank Capital Partners, LLC

312 E. 22nd St. #2B

New York, NY 10010

Leigh Baldwin & Co., LLC

112 Albany Street, P.O. Box 660

Cazenovia, NY 13035

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Value Fund and the Baldwin Fund. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2012

$ 18,300

FY 2011

$ 16,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2012

$ 0

$ 0

FY 2011

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2012

$ 3,000

$ 0

FY 2011

$ 2,700

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2012

$ 0

$ 0

FY 2011

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2012

$ 3,000

$ 0

FY 2011

$ 2,700

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Brian J. Frank, President & Treasurer

     Brian J. Frank

     President & Treasurer

Date: September 5, 2012